Exhibit 10.2

                             SUBSCRIPTION AGREEMENT

                                 ASTERIKO CORP.

Asteriko Corp., a Nevada corporation (hereinafter the "Company") and the undersigned (hereinafter the "Subscriber") agree as follows:

WHEREAS:

A. The Company desires to issue shares of Common Stock of the Company at a price of $_______ per share (hereinafter the "Shares"); and

B. Subscriber desires to acquire the number of Shares set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

1.1 Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set-forth upon the signature page hereof at a price equal to $_______ per share, and the Company agrees to sell such Shares to Subscriber for said purchase price. Upon execution, this subscription shall be irrevocable by Subscriber.

1.2 The purchase price for the Shares subscribed to hereunder is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement to Asteriko Corp. or such other place as the Company shall designate in writing. Payment can be made either by submitting a personal check, cashier's check or money order or by such other consideration that the board deems advisable in its discretion (e.g., promissory note), for the full purchase price of $_______ per Share with the executed Subscription Agreement. Payments shall be made payable to "Asteriko Corp."

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REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1 Subscriber hereby severally represents and warrants to the Company the following:

     (A) Subscriber recognizes that the purchase of Shares subscribed to herein involves a high degree of risk in that the Company has only recently been incorporated and may require substantial funds;

     (B) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

     (C) Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction;

     (D) Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly Subscriber may not be able to liquidate its investment;

REPRESENTATIONS BY THE COMPANY

3.1 The Company represents and warrants to the Subscriber that it is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

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TERMS OF SUBSCRIPTION

4.1 Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its general corporate purposes.

4.2 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.
4.3 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the ___ day of ______________, 20____.

Number of Shares Subscribed For:
                                      ------------------------------------------
Signature of Subscriber:              X
                                      ------------------------------------------
Name of Subscriber:                   X
                                      ------------------------------------------
Address of Subscriber:                X
                                      ------------------------------------------
                                      X
                                      ------------------------------------------



ACCEPTED BY: ASTERIKO CORP.

Signature of Authorized Signatory:
                                      ------------------------------------------
Name of Authorized Signatory:
                                      ------------------------------------------
Date of Acceptance:
                                      ------------------------------------------

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